SUPPLEMENT DATED JANUARY 24, 2012 TO THE STATEMENT OF

ADDITIONAL INFORMATION OF

MARKET VECTORS ETF TRUST

Dated September 1, 2011

This Supplement updates certain information contained in the above-dated Statement of Additional Information for Market Vectors ETF Trust (the “Trust”) regarding the Market Vectors Investment Grade Floating Rate ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Statement of Additional Information free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.vaneck.com\etf.

The index provider for the Market Vectors® Investment Grade Floating Rate Index, the Fund’s benchmark index, has changed from 4asset-management GmbH to Market Vectors Index Solutions GmbH. As a result, all references to “4asset-management GmbH” and “4asset” are hereby deleted and replaced with “Market Vectors Index Solutions GmbH” and “MVIS”, respectively. In addition, the Statement of Additional Information is revised as follows:

The following is added after the section of the Statement of Additional Information titled “Management—The Distributor”:

Index Provider

The Floating Rate Index is published by Market Vectors Index Solutions GmbH (“MVIS”), which is a wholly owned subsidiary of the Adviser. In order to minimize any potential for conflicts caused by the fact that the Adviser or its affiliates act as the index provider to the Fund, the Adviser has retained an unaffiliated third party to calculate the Floating Rate Index (the “Calculation Agent”). The Calculation Agent, using the rules-based methodology, will calculate, maintain and disseminate the Floating Rate Index on a daily basis. The Adviser will monitor the results produced by the Calculation Agent to help ensure that the Floating Rate Index is being calculated in accordance with the rules-based methodology. In addition, the Adviser and MVIS have established policies and procedures designed to prevent non-public information about pending changes to the Floating Rate Index from being used or disseminated in an improper manner. Furthermore, the Adviser and MVIS have established policies and procedures designed to prevent improper use and dissemination of non-public information about the Market Vectors Investment Grade Floating Rate ETF’s portfolio strategies and to prevent the Market Vectors Investment Grade Floating Rate ETF’s portfolio managers from having any influence on the construction of the Floating Rate Index methodology.

Please retain this supplement for future reference